Subsequent events	12 Months Ended
Dec. 31, 2018
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
24.   Subsequent events

On September 28, 2018, the Company entered into a definitive agreement to complete a business combination with Pershing. Under the terms of the combination transaction, shareholders of Pershing will receive 0.715 common shares of the Company for each outstanding Pershing common shares held and the right to receive 461.440 common shares of the Company for each outstanding Pershing preferred shares held. A special meeting of shareholders was held approving the proposed combination transaction with closing of the combination transaction expected during the first quarter of 2019.